STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC2

Payment Number	15
Beginning Date of Collection Period	01-Dec-04
End Date of Collection Period	31-Dec-04
Payment Date	20-Jan-05
Previous Payment Date	20-Dec-04

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	44,970,004.01
Available Payment Amount	44,705,646.62
Principal Collections	40,052,080.89
Interest Collections (net of servicing fee)	4,653,565.73
Net of Principal Recoveries	4,653,465.73
Principal Recoveries	100.00
Servicing Fee	286,319.39
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	44,970,004.01
Interest Paid to Notes and Components	1,251,478.97
Principal Paid to Notes and Components	40,824,800.33
Transferor - pursuant to 5.01 (a) (xiv)	2,607,405.32
Servicing Fee	286,319.39

Group 1 Pool Balance
Beginning Pool Balance	687,166,539.92
Principal Collections (including repurchases)	40,052,080.89
Additional Principal Reduction Amount	772,719.44
Ending Pool Balance	646,341,739.59

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.63%
Loss Rate (net of principal recoveries; % of beginning pool balance)	1.35%
Net Yield	7.28%
Realized Losses	772,619.44
Cumulative Realized Losses	4,307,440.84
Cumulative Loss Percentage	0.36%
Delinquent Loans
One Payment Principal Balance of loans	28,530,659.36
One Payment Number of loans	256
Two Payments Principal Balance of loans	5,885,311.80
Two Payments Number of loans	54
Three+ Payments Principal Balance of loans	36,759,892.67
Three+ Payments Number of loans	365

Two+ Payments Delinquency Percentage	6.60%
Two+ Payments Rolling Average	6.07%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	6,293
Number of loans outstanding end of period	5,955
Number of REO as of the end of the Collection Period	84
Principal Balance of REO as of the end of the Collection Period	6,917,840.78

Group 1 Overcollateralization
Beginning OC Amount	162,287,972.30
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,287,972.30
Interim OC Deficiency	-

Monthly Excess Cashflow	2,607,405.32
Principal Payment Amount	40,052,080.89
Principal Collections	40,052,080.89
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	15,549,324.16
Available Payment Amount	15,481,336.03
Principal Collections	14,342,841.55
Interest Collections (net of servicing fee)	1,138,494.48
Net of Principal Recoveries	1,138,494.48
Principal Recoveries	0.00
Servicing Fee	67,988.13
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	15,549,324.16
Interest Paid to Notes and Components	298,703.82
Principal Paid to Notes and Components	14,443,793.69
Transferor - pursuant to 5.01 (a) (xiv)	738,838.52
Servicing Fee	67,988.13

Group 2 Pool Balance
Beginning Pool Balance	163,171,501.56
Principal Collections (including repurchases)	14,342,841.55
Additional Principal Reduction Amount	100,952.14
Ending Pool Balance	148,727,707.87

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.87%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.74%
Net Yield	8.13%
Realized Losses	100,952.14
Cumulative Realized Losses	811,044.93
Cumulative Loss Percentage	0.28%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	7,119,841.42
One Payment - Number of mortgage loans	68
Two Payments - Principal Balance of mortgage loans	936,899.87
Two Payments - Number of mortgage loans	10
Three+ Payments - Principal Balance of mortgage loans	10,383,237.92
Three+ Payments - Number of mortgage loans	87

Two+ Payments Delinquency Percentage	7.61%
Two+ Payments Rolling Average	6.95%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	1,260
Number of loans outstanding end of period	1,183
Number of REO as of the end of the Collection Period	23
Principal Balance of REO as of the end of the Collection Period	2,155,109.45

Group 2 Overcollateralization
Beginning OC Amount	39,285,123.64
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,285,123.64
Interim OC Deficiency	-

Monthly Excess Cashflow	738,838.52
Principal Payment Amount	14,342,841.55
Principal Collections	14,342,841.55
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	2.41000%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	2.70000%
Class A-1 Note Rate	2.70000%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	3.01000%
Class M-1 Component Rate	3.01000%
Group 1 Available Funds Cap	7.89406%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	2.74000%
Class A-2 Note Rate	2.74000%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	3.01000%
Class M-2 Component Rate	3.01000%
Group 2 Available Funds Cap	8.06159%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	39.581287
2. Principal Payment per $1,000	38.432457
3. Interest Payment per $1,000	1.148830

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	2.70000%
2. Days in Accrual Period	31

3. Class A-1 Interest Due	949,155.54
4. Class A-1 Interest Paid	949,155.54
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	408,238,940.81
2. Class A-1 Principal Due	31,752,626.75
3. Class A-1 Principal Paid	31,752,626.75
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	376,486,314.06

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.4941206
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.4556881
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.5824880

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	57.307902
2. Principal Payment per $1,000	56.171151
3. Interest Payment per $1,000	1.136751

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	2.74000%
2. Days in Accrual Period	31

3. Class A-2 Interest Due	227,346.80
4. Class A-2 Interest Paid	227,346.80
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	96,356,071.73
2. Class A-2 Principal Due	11,234,061.76
3. Class A-2 Principal Paid	11,234,061.76
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	85,122,009.97

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.4817876
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.4256164
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.5723346

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	39.713190
2. Principal Payment per $1,000	38.432457
3. Interest Payment per $1,000	1.280733

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	3.01000%
2. Days in Accrual Period	31

3. Class M-1 Interest Due	302,323.43
4. Class M-1 Interest Paid	302,323.43
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	116,639,626.81
2. Class M-1 Principal Due	9,072,173.58
3. Class M-1 Principal Paid	9,072,173.58
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	107,567,453.23

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.4941206
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.4556881
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1664250

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	57.419918
2. Principal Payment per $1,000	56.171151
3. Interest Payment per $1,000	1.248767

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	3.01000%
2. Days in Accrual Period	31

3. Class M-2 Interest Due	71,357.02
4. Class M-2 Interest Paid	71,357.02
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	27,530,306.19
2. Class M-2 Principal Due	3,209,731.93
3. Class M-2 Principal Paid	3,209,731.93
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	24,320,574.26

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.4817876
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.4256164
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1635242

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of HSBC Finance
Corporation, succssor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on January 20, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of January, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ J. A. Bevacqua
A Servicing Officer